Supplement Dated June 6, 2018
To The Prospectus Dated April 30, 2018

JNL Series Trust

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Please note that the following changes may impact your variable annuity and/or variable life product(s).

Effective August 13, 2018, the JNL/PPM America Value Equity Fund, under normal circumstances, will invest at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a "diversified portfolio" of equity securities of "U.S. companies" with market capitalizations within the range of securities in the S&P 500 Index at the time of initial purchase.

This Supplement is dated June 6, 2018.